Exhibit 99.1

The Bancorp, Inc. Reports Third Quarter 2013 Financial Results

Wilmington, DE – October 24, 2013 – The Bancorp, Inc. ("Bancorp") (NASDAQ: TBBK), a financial holding company, today reported financial results for the third quarter of 2013.

Net income for the third quarter of 2013 increased to $4.8 million compared to $3.6 million in the third quarter of 2012, an increase of 35%.   Year to date net income increased to $17.8 million in 2013 from $11.4 million in 2012, an increase of 56%.

Financial Highlights

•	34% increase in adjusted operating earnings, a non GAAP measure, to $15.2 million for the third quarter of 2013 versus $11.3 million for the quarter ended September 30, 2012.

•
18% increase in diluted earnings per share to $0.13 for the third quarter of 2013 versus $0.11 for the third quarter of 2012.  The number of shares used in calculating diluted earnings per share increased to 38.3 million from 33.2 million in 2012.  On a year to date basis, diluted earnings per share increased to $0.47 in 2013 from $0.34 in 2012, an increase of 38%.

•	30% increase in total quarterly revenues to $46.4 million compared to $35.6 million in third quarter 2012.

•	76% increase in quarterly non-interest income, to $19.6 million compared to $11.1 million in third quarter 2012, excluding security gains and other than temporary impairment charges.

•	36% increase in prepaid card fees, to $10.2 million compared to $7.5 million in third quarter 2012.

•	12% increase in quarterly net interest income to $24.1 million compared to $21.6 million in third quarter 2012.

Betsy Z. Cohen, Bancorp’s Chief Executive Officer, said, “Our earnings growth in the third quarter reflected increases both in net interest and non-interest income.  These drivers resulted in growth of 35% in net income, 34% in adjusted operating earnings and 18% in earnings per diluted share.  Our leadership position in the prepaid card industry is a primary vector of growth and related fee income increased 36% to $10.2 million for the quarter, compared to the prior year quarter.  Average deposits for the third quarter grew 31% and reflected growth in all major deposit categories.  At September 30, 2013 our portfolio of loans and securities had grown to $3.2 billion, an increase of $675.1 million, or 27% over September 30, 2012. Outstanding loans increased 8% over that period.  Asset growth within our targeted lending segments – Small Business Administration (SBA), security backed lines of credit and small fleet leasing – contributed disproportionately. Although total loans increased by 8%, SBA loans grew 85%, security backed lines of credit by 27% and small fleet leasing by 21%.  Despite the growth, the Company remains well capitalized, with book value per share increasing 8%, from $8.73 at September 30, 2012 to $9.39 at September 30, 2013.”

Financial Results

Bancorp reported net income available to common shareholders for the three months ended September 30, 2013 of $4.8 million, or diluted earnings per share of $0.13, based on 38,283,317 weighted average diluted shares outstanding, compared to net income available to common shareholders of $3.6 million, or diluted earnings per share of $0.11, based on 33,172,852 weighted average diluted shares outstanding, for the three months ended September 30, 2012.  Adjusted operating earnings, a non-GAAP measure, increased to $15.2 million for the three months ended September 30, 2013 compared to $11.3 million for the three months ended September 30, 2012.  The following is a reconciliation of net income available to common shareholders to adjusted operating earnings, a non-GAAP measure:

	Quarter ended		For the nine months ended
	September 30,	September 30,	September 30,	September 30,
	2013	2012	2013	2012

Net income available to common shareholders	$4,788	$3,561	$17,786	$11,387
Income tax expense	2,034	1,795	9,727	6,172
Gains on sales of investment securities	(42)	(107)	(785)	(107)
Other than temporary impairment on securities	-	-	20	126
Losses and write-downs on other real estate owned	403	533	1,469	2,405
Provision for loan and lease losses	8,000	5,540	23,000	15,047
Adjusted operating earnings (1)	$15,183	$11,322	$51,217	$35,030

(1)
As a supplement to GAAP, Bancorp has provided this non-GAAP performance measure. Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance.  Management utilizes adjusted operating earnings to measure the combined impact of changes in net interest income, non-interest income and certain other expenses.  Other companies may calculate adjusted operating earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP.

Conference Call Webcast

You may access the LIVE webcast of Bancorp's Quarterly Earnings Conference Call at 8:30 AM EDT Friday, October 25, 2013 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. Or, you may dial 866.318.8615, access code 46526535.  You may listen to the replay of the webcast following the live call on Bancorp's investor relations website or telephonically until Friday, November 1, 2013 by dialing 888.286.8010, access code 65916585.

About Bancorp

The Bancorp, Inc. is a financial holding company that operates The Bancorp Bank, an FDIC-insured commercial bank that delivers a full array of financial services both directly and through private-label affinity programs.  The Bancorp Bank’s regional community bank operations serve the needs of small and mid-size businesses and their principals in the Philadelphia-Wilmington region.

Forward-Looking Statements

Statements in this earnings release regarding The Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including but not limited to the words “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “estimate,” “continue,” or similar words.  For further discussion of the risks and uncertainties to which these forward-looking statements may be subject, see The Bancorp, Inc.’s filings with the SEC, including the “Risk Factors” sections of The Bancorp Inc.’s filings. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. Contact
Andres Viroslav
215-861-7990
aviroslav@thebancorp.com

The Bancorp, Inc.
Financial highlights
(unaudited)
	Three months ended		Nine months ended
	September 30,		September 30,
	2013	2012	2013	2012
	(dollars in thousands except per share data)
Condensed income statement
Net interest income	$24,117	$21,561	$70,380	$63,358
Provision for loan and lease losses	8,000	5,540	23,000	15,047
Non-interest income
Gain on sales of investment securities	42	107	785	107
Other than temporary impairment of investment securities	-	-	(20)	(126)
Other non-interest income	19,560	11,126	60,331	33,991
Total non-interest income	19,602	11,233	61,096	33,972
Non-interest expense
Losses and write downs on other real estate owned	403	533	1,469	2,405
Other non-interest expense	28,494	21,365	79,494	62,319
Total non-interest expense	28,897	21,898	80,963	64,724
Net income before income tax expense	6,822	5,356	27,513	17,559
Income tax expense	2,034	1,795	9,727	6,172
Net income available to common shareholders	$4,788	$3,561	$17,786	$11,387

Basic earnings per share	$0.13	$0.11	$0.48	$0.34

Diluted earnings per share	$0.13	$0.11	$0.47	$0.34
Weighted average shares - basic	37,440,838	33,105,194	37,359,230	33,101,281
Weighted average shares - diluted	38,283,317	33,172,852	37,978,108	33,133,307

Balance sheet	September 30,	June 30,	December 31,	September 30,
	2013	2013	2012	2012
	(dollars in thousands)
Assets:
Cash and cash equivalents
Cash and due from banks	$32,026	$21,560	$19,982	$4,648
Interest earning deposits at Federal Reserve Bank	657,618	622,989	948,111	540,010
Securities sold under agreements to repurchase	40,811	40,240	-	-
Total cash and cash equivalents	730,455	684,789	968,093	544,658

Investment securities, available-for-sale, at fair value	1,083,154	1,021,848	718,065	634,894
Investment securities, held-to-maturity	97,459	95,662	45,179	22,707
Federal Home Loan Bank & Atlantic Central Bankers Bank stock	3,209	3,209	3,621	4,160
Loans held for sale, at fair value	25,557	49,355	11,341	7,970
Loans, net of deferred fees and costs	1,991,455	1,967,382	1,902,854	1,856,992
Allowance for loan and lease losses	(39,151)	(40,274)	(33,040)	(33,071)
Loans, net	1,952,304	1,927,108	1,869,814	1,823,921
Premises and equipment, net	14,252	13,709	10,368	9,802
Accrued interest receivable	12,556	12,360	9,857	10,061
Intangible assets, net	6,253	6,503	7,004	7,254
Other real estate owned	20,111	6,308	4,241	3,065
Deferred tax asset, net	26,434	27,613	22,789	19,708
Other assets	28,538	28,031	29,287	24,925
Total assets	$4,000,282	$3,876,495	$3,699,659	$3,113,125

Liabilities:
Deposits
Demand and interest checking	$3,050,167	$2,963,170	$2,775,207	$2,300,025
Savings and money market	504,447	469,238	517,098	459,725
Time deposits	9,920	12,502	12,582	12,606
Time deposits, $100,000 and over	4,683	5,747	8,334	8,819
Total deposits	3,569,217	3,450,657	3,313,221	2,781,175

Securities sold under agreements to repurchase	22,057	19,059	18,548	18,802
Accrued interest payable	73	95	103	100
Subordinated debenture	13,401	13,401	13,401	13,401
Other liabilities	42,201	49,091	17,709	10,662
Total liabilities	$3,646,949	$3,532,303	$3,362,982	$2,824,140

Shareholders' equity:
Common stock - authorized, 50,000,000 shares of $1.00 par value; 37,720,945 and 33,196,281 shares issued at September 30, 2013 and 2012, respectively	37,721	37,463	37,247	33,209
Treasury stock (100,000 shares)	(866)	(866)	(866)	(866)
Additional paid-in capital	292,715	286,321	282,708	243,954
Retained earnings (accumulated deficit)	20,291	19,993	7,347	2,110
Accumulated other comprehensive income	3,472	1,281	10,241	10,578
Total shareholders' equity	353,333	344,192	336,677	288,985

Total liabilities and shareholders' equity	$4,000,282	$3,876,495	$3,699,659	$3,113,125

Average balance sheet and net interest income	Three months ended September 30, 2013			Three months ended September 30, 2012
(dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$2,037,879	$20,676	4.06%	$1,827,348	$19,646	4.30%
Leases - bank qualified*	17,894	260	5.81%	15,012	217	5.78%
Investment securities-taxable	837,700	4,057	1.94%	519,377	3,507	2.70%
Investment securities-nontaxable*	297,301	2,040	2.74%	105,918	1,091	4.12%
Interest earning deposits at Federal Reserve Bank	702,492	438	0.25%	570,667	356	0.25%
Federal funds sold/securities purchased under agreement to resell	44,289	157	1.42%	-	-	0.00%
Net interest earning assets	3,937,555	27,628	2.81%	3,038,322	24,817	3.27%

Allowance for loan and lease losses	(41,962)			(32,385)
Other assets	89,135			78,241
	$3,984,728			$3,084,178

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,096,247	$2,020	0.26%	$2,296,193	$1,884	0.33%
Savings and money market	491,991	516	0.42%	436,484	574	0.53%
Time	16,038	42	1.05%	24,042	98	1.63%
Total deposits	3,604,276	2,578	0.29%	2,756,719	2,556	0.37%

Repurchase agreements	19,771	13	0.26%	20,489	24	0.47%
Subordinated debt	13,401	115	3.43%	13,401	218	6.51%
Total deposits and interest bearing liabilities	3,637,448	2,706	0.30%	2,790,609	2,798	0.40%

Other liabilities	2,954			8,462
Total liabilities	3,640,402			2,799,071

Shareholders' equity	344,326			285,107
	$3,984,728			$3,084,178
Net interest income on tax equivalent basis*		$24,922			$22,019

Tax equivalent adjustment		805			458

Net interest income		$24,117			$21,561
Net interest margin *			2.53%			2.90%

* Full taxable equivalent basis using a 35% statutory tax rate.
** Includes loans held for sale.

Average balance sheet and net interest income	Nine months ended September 30, 2013			Nine months ended September 30, 2012
(dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs **	$1,986,507	$61,640	4.14%	$1,780,565	$57,594	4.31%
Leases - bank qualified*	15,376	668	5.79%	13,081	614	6.26%
Investment securities-taxable	785,973	11,345	1.92%	442,043	10,068	3.04%
Investment securities-nontaxable*	210,678	4,499	2.85%	102,736	3,252	4.22%
Interest earning deposits at Federal Reserve Bank	960,220	1,781	0.25%	1,073,305	2,014	0.25%
Federal funds sold/securities purchased under agreement to resell	32,897	279	1.13%	-	-	0.00%
Net interest-earning assets	3,991,651	80,212	2.68%	3,411,730	73,542	2.87%

Allowance for loan and lease losses	(37,868)			(31,728)
Other assets	87,046			143,839
	$4,040,829			$3,523,841

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,145,748	$5,786	0.25%	$2,721,620	$5,971	0.29%
Savings and money market	493,577	1,622	0.44%	447,596	1,832	0.55%
Time	18,404	144	1.04%	28,403	301	1.41%
Total deposits	3,657,729	7,552	0.28%	3,197,619	8,104	0.34%

Repurchase agreements	17,545	39	0.30%	23,656	75	0.42%
Subordinated debt	13,401	433	4.31%	13,401	652	6.49%
Total deposits and interest bearing liabilities	3,688,675	8,024	0.29%	3,234,676	8,831	0.36%

Other liabilities	8,020			9,526
Total liabilities	3,696,695			3,244,202

Shareholders' equity	344,134			279,639
	$4,040,829			$3,523,841
Net interest income on tax equivalent basis*		72,188			64,711

Tax equivalent adjustment		1,808			1,353

Net interest income		$70,380			$63,358
Net interest margin *			2.41%			2.53%

* Fully taxable equivalent basis using a 35% statutory tax rate.
** Includes loans held for sale.

Allowance for loan and lease losses:	Nine months ended		For year ended
	September 30,	September 30,	December 31,
	2013	2012	2012
	(dollars in thousands)

Balance in the allowance for loan and lease losses at beginning of period	$33,040	$29,568	$29,568

Loans charged-off:
Commercial	11,892	5,953	9,508
Construction	5,440	6,931	11,318
Lease financing	-	87	87
Residential mortgage	54	-	-
Consumer	398	299	340
Total	17,784	13,270	21,253

Recoveries:
Commercial	57	1,533	2,093
Construction	766	95	96
Lease financing	8	13	13
Residential mortgage	-	85	85
Consumer	64	-	-
Total	895	1,726	2,287
Net charge-offs	16,889	11,544	18,966
Provision charged to operations	23,000	15,047	22,438

Balance in allowance for loan and lease losses at end of period	$39,151	$33,071	$33,040
Net charge-offs/average loans	0.84%	0.64%	1.04%
Net charge-offs/average loans (annualized)	1.12%	0.86%	1.04%

Loan portfolio:	September 30,	June 30,	December 31,	September 30,
	2013	2013	2012	2012
	(dollars in thousands)

Commercial	$470,072	$481,537	$470,109	$453,444
Commercial mortgage (1)	654,456	651,034	617,069	614,410
Construction	255,272	266,911	258,684	263,726
Total commercial loans	1,379,800	1,399,482	1,345,862	1,331,580
Direct lease financing	177,797	172,250	156,697	146,728
Residential mortgage	94,564	93,960	97,717	97,589
Consumer and other loans	332,427	295,576	296,915	276,427
	1,984,588	1,961,268	1,897,191	1,852,324
Unamortized loan fees and costs	6,867	6,114	5,663	4,668
Total loans, net of deferred loan fees and costs	$1,991,455	$1,967,382	$1,902,854	$1,856,992

Supplemental loan data:
Construction 1-4 family	$60,989	$64,144	$60,343	$71,599
Commercial construction, acquisition and development	194,283	202,767	198,341	192,127
	$255,272	$266,911	$258,684	$263,726
(1) At September 30, 2013 our owner-occupied loans amounted to $181 million, or 27.7% of commercial mortgages.

Capital Ratios	Tier 1 capital	Tier 1 capital	Total capital
	to average assets	to risk-weighted assets	to risk-weighted assets
As of September 30, 2013
Bancorp	8.91%	14.54%	15.80%
The Bancorp Bank	6.86%	11.23%	12.49%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

As of December 31, 2012
Bancorp	10.00%	16.39%	17.64%
The Bancorp Bank	7.25%	11.91%	13.16%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

	Three months ended		Nine months ended
	September 30,		September 30,
	2013	2012	2013	2012
Selected operating ratios:
Return on average assets (annualized)	0.48%	0.46%	0.59%	0.43%
Return on average equity (annualized)	5.52%	4.97%	6.91%	5.44%
Net interest margin	2.53%	2.90%	2.41%	2.53%
Efficiency ratio (1)	66.16%	66.99%	61.95%	66.57%
Book value per share	$9.39	$8.73	$9.39	$8.73

	September 30,	June 30,	December 31,	September 30,
	2013	2013	2012	2012
Asset quality ratios:
Nonperforming loans to total loans (2)	2.46%	2.16%	1.56%	1.63%
Nonperforming assets to total assets (2)	1.73%	1.26%	0.92%	1.07%
Allowance for loan and lease losses to total loans	1.97%	2.05%	1.74%	1.78%

Nonaccrual loans	$48,750	$41,743	$25,190	$26,454
Other real estate owned	20,111	6,308	4,241	3,065
Total nonperforming assets	$68,861	$48,051	$29,431	$29,519

Loans 90 days past due still accruing interest	$204	$753	$4,435	$3,861

(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance. Management utilizes the efficiency ratio to measure overhead as a percentage of revenue. Other companies may calculate the efficiency ratio differently. Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP.

	Three months ended		Nine months ended
	September 30,		September 30,
	2013	2012	2013	2012
Reconciliation of the efficiency ratio, a non-GAAP measure:
Non-interest expense (a)	$28,897	$21,898	$80,963	$64,724

Net interest income	24,117	21,561	70,380	63,358
Non-interest income	19,602	11,233	61,096	33,972
Less: Gain on sale of securities	(42)	(107)	(785)	(107)
Adjusted net interest and non-interest income (b)	$43,677	$32,687	$130,691	$97,223

(a) divided by (b)	66.16%	66.99%	61.95%	66.57%

(2) Nonperforming loan and asset ratios include nonaccrual loans and loans 90 days past due still accruing interest.